                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-05083

             WORLDWIDE INSURANCE TRUST - WORLDWIDE REAL ESTATE FUND
               (Exact name of registrant as specified in charter)

                       99 Park Avenue, New York, NY 10016
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                       99 PARK AVENUE, NEW YORK, NY 10016
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 687-5200

Date of fiscal year end:  DECEMBER 31

Date of reporting period: JUNE 30, 2006

Item 1. REPORT TO SHAREHOLDERS.
SEMI-ANNUAL REPORT

J U N E 3 0 , 2 0 0 6

                  Worldwide Insurance Trust

                         WORLDWIDE REAL ESTATE FUND

The information in the shareholder letter represents the personal opinions of the investment team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, please note that any discussion of the Fund’s holdings, the Fund’s performance, and the views of the investment team members are as of June 30, 2006, and are subject to change.

Worldwide Real Estate Fund

Dear Shareholder:

We are pleased to report that the Initial Class shares of the Van Eck Worldwide Real Estate Fund gained 12.42% for the six months ended June 30, 2006. The Fund handily outpaced the broader stock market’s semi-annual total return of 2.71%, as measured by the S&P 500 Index1, and closely tracked the 12.48% total return posed by the benchmark Citigroup World Property Index.2 This semi-annual period now marks six and one-half consecutive calendar years in which real estate investments outperformed the general stock market. Real estate investments once again demonstrated that they can provide attractive diversification benefits to an investment portfolio, especially given their low correlation to more traditional equities. It is also noteworthy that, in contrast to 2005, domestic real estate companies outperformed global real estate investments, as illustrated by the 13.47% gain of the Morgan Stanley Capital International (MSCI) US REIT Index.3

Global demand for real estate property companies and REITs* has grown substantially in recent years, given that they are one of the few ways to invest directly in commercial real estate. In addition to providing opportunities for growth, they offer attractive income potential and are generally more liquid than direct investments in property. The Van Eck Worldwide Real Estate Fund takes a global approach to real estate investing. At the end of June 2006, 48.5% of the Fund’s assets was invested outside of the U.S. As the Fund has international exposure, we are able to seek out the world’s most compelling real estate investments, which continue to expand. More than a dozen countries currently offer REITs or REIT-like structures, and we expect this number to rise. During the semi-annual period, the U.K. government announced that the U.K. would have a REIT structure in play for the first time at the start of 2007. India, through its Associated Chambers of Commerce and Industry of India (ASSOCHAM), has plans to introduce REITs over the near term as well.

Market and Economic Review

With the broader stock market’s lackluster showing during the first half of 2006, investors continued to embrace real estate investments during these months. European real estate stocks led for the period, followed by North American stocks, with U.S. stocks significantly outpacing Canadian companies. Asian real estate stocks had modestly negative returns for the six-month period, as Japan’s real estate market performance was muted by the Bank of Japan’s talk of higher interest rates. Still, Singapore, Hong Kong and New Zealand each produced double-digit positive results. Lured by strong relative performance and attractive dividend yields, net flows into the sector were positive for the semi-annual period. Throughout much of the first half of 2006, investors bid up higher quality REITs.

Real estate companies in general and REITs in particular benefited most during the six-month period from strong demand, brisk merger and acquisition activity and healthy fundamentals within the sector.

That said, the first half of 2006 was not without volatility, marked by a monthly zigzag of ups and downs. For example, while real estate companies generally produced positive results during the first calendar quarter, they struggled during the second quarter overall, as concerns of global liquidity potentially drying up kept returns in negative territory. The U.S. Federal Reserve Board raised short-term interest rates four more times during the semi-annual period as a whole, increasing the federal funds rate from 4.25% to 5.25% . The European Central Bank also raised interest rates multiple times, and the Bank of Japan took the first step to move away from its zero interest rate policy, removing quantitative easing. Given that interest rates and REIT stock prices have historically moved inversely, the ongoing tightening campaign by central banks was reason for concern. But it is a complex balance, as higher interest rates are also a sign that the economy is growing, and this usually translates into higher occupancy rates for commercial property owners.

Among the asset class’ sub-sectors, apartment, office and diversified REITs posted the strongest gains for the six-month period; health care and retail REITs lagged. U.S. real estate stocks headed up the global top performers list in the last two months of the period. Also, as the period ended, office vacancies in Tokyo fell to their lowest point since February 2001, as demand for space remained strong—a sign of the fundamental strength of the Japanese real estate market and the country’s economy. Within European real estate, France led the way followed by the U.K. and the Netherlands.

*Real estate investment trusts (REITs) are publicly traded companies with portfolios of commercial property that distribute most of their income to shareholders.

Worldwide Real Estate Fund

Fund Review

In terms of its regional weightings, the Fund concentrated most of its investment in the U.S. for the six-month period (48.5% of Fund net assets as of June 30, 2006), followed by Japan (16.7%) and Canada (9.3%) . The North American real estate market in general and the U.S. real estate market especially benefited from strong industry consolidation, though at lower premiums compared to past years, indicating, in our view, less undervaluation. While the Fund’s overweighted position in Japanese real estate stocks detracted from relative performance during the period, fundamentally, little changed. Japanese real estate stocks had experienced significant strength in the last half of 2005 and were due to consolidate some of these gains with profit-taking. Further cooling Japan’s real estate market were expectations of the end of the Bank of Japan’s zero interest rate policy. Also hurting the Fund’s relative performance somewhat was an underweighted allocation to the strongly-performing U.K. real estate market (3.1% of Fund net assets as of June 30). On the other hand, a significantly underweighted exposure to Hong Kong real estate equities contributed positively to the Fund’s relative results (3.9% of Fund net assets as of June 30). Finally, throughout the period, the Fund maintained a slightly overweighted position in Spanish real estate equities (3.7% of Fund net assets as of June 30), which for the most part, helped the Fund’s performance, as Spain continued to benefit from industry consolidation.

On an individual stock basis, one of the top contributors to the Fund’s performance for the period was U.S. hotel & motel company Lodgian (5.2% of Fund net assets at June 30, +32.8% for the six months ended June 30), which produced strong results as hotel fundamentals remained strong. For example, there has been little new construction among U.S. hotels along with better room occupancy and revenue per room. Another strong performer for the Fund during the semi-annual period was SL Green Realty (2.4% of Fund net assets at June 30). This office property REIT was up 43.3% for the six months ended June 30 on continued strength in the New York City office market. IVG Immobilien (2.0% of Fund net assets at June 30, +45.9% for the six months ended June 30), a German real estate management and services company, further contributed to the Fund’s results, benefiting from the bullish European real estate market overall.

Of course, there were disappointments as well. Detracting from the Fund’s relative results were Canadian private timberland owner Timberwest Forest Corp. (2.2% of Fund net assets at June 30; -3.0% for the six months ended June 30), Canadian apartment buildings and manufactured home community developer Killam Properties (2.9% of Fund net assets at June 30; -4.2% for the six months ended June 30) and U.S. regional mall REIT General Growth Properties (1.9% of Fund net assets at June 30; -4.1% for the six months ended June 30). Each of these three holdings saw their share price decline upon lower than anticipated earnings and/or funds from operations.

During the semi-annual period, we established a position in Multiplex Group upon weakness in the stock (5.3% of Fund net assets at June 30). Problems with its construction business made the Australian integrated property company inexpensive relative to the underlying assets in the company’s property division, thereby making it attractive. Multiplex announced delays to the Wembley Stadium project, which will be the world’s most expensive sports ground upon its completion. We also added U.S. mortgage finance REIT New Century Financial Corp. (4.1% of Fund net assets at June 30) and U.S. mortgage-backed securities REIT Annaly Mortgage Management (2.5% of Fund net assets at June 30) to the Fund’s portfolio during the period, as we believe these holdings should benefit from the Federal Reserve Board nearing an end to its current interest rate tightening cycle. We sold the Fund’s position in U.S. hotel REIT MeriStar Hospitality, as it was bought by the Blackstone Group during the period.

Within its allocation to U.S. real estate companies, the Fund had significant exposure to the hotel sub-sector at the end of June 2006. The Fund had more modest allocations to the regional mall and community shopping center sub-sectors and rather neutral weightings in the office and apartment sub-sectors at the end of the period. That said, it is important to remember that as a diversified portfolio of global real estate securities, the Van Eck Worldwide Real Estate Fund is positioned to move into what it believes are the most attractive markets as they emerge, while attempting to diversify against adverse conditions in any single real estate market. Though the Fund remains concentrated in North American real estate companies, we continue

Worldwide Real Estate Fund

to seek favorable real estate market trends worldwide, ranging from short-term cyclical opportunities to broader long-term trends.

* * *

Slightly cooling economies and higher interest rates somewhat dampen our short-term view for real estate. Although industry consolidation continues, global valuations are less attractive than they were at the start of 2006, and generally speaking, capitalization rates have not risen with interest rates, thereby reducing the attractiveness of investments. That said, individual real estate companies continue to offer good opportunity—both in North America and globally. Not long ago, real estate was thought of as a local investment. Today, real estate has become a truly global investment sector, with business models, tax-advantaged corporate structures, and converging real estate and property stock valuations making international real estate investment activity a reality. The evolutionary speed of the global real estate market has really been quite remarkable. The U.K. and Hong Kong have had established public property sectors for quite some time, but even the U.S. real estate investment market, which currently represents approximately 35% of the world’s listed property market capitalization, only went national in the early 1990s, as the REIT structure expanded. With strong industry consolidation and merger & acquisition activity ongoing within the sector, globally owned, locally operated real estate may well be the trend within the real estate investment market during the second half of this decade.

Real estate investing can be risky by definition, and the Fund takes on additional risk by investing in real estate companies in emerging markets. If certain investment vehicles fail, the Fund may end up holding actual real estate in settlement of investment claims, and this property may be hard to sell. In addition, the Fund is subject to all the risks associated with companies in the real estate industry such as declines in property values, adverse economic conditions, overbuilding and competition. The Fund is also subject to the risks associated with investment in junk bonds. The Fund may engage in active and frequent trading to achieve its investment objectives. As a result, the Fund may suffer increased transaction costs that may affect performance.

The Fund is classified as a non-diversified fund under the Investment Company Act of 1940 (the “1940 Act”) to enable it to concentrate its assets in a narrower group of stocks than a diversified fund, and is thus also subject to the nondiversification risk. A large loss in an individual stock may cause a much larger loss in a non-diversified fund’s value. An investment in the Fund should be considered part of an overall investment program, rather than a complete investment program.

We appreciate your continued investment in Van Eck Worldwide Real Estate Fund, and we look forward to helping you meet your investment goals in the future.

Samuel R. Halpert
Investment Team Member

July 24, 2006

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Performance information reflects current temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. These returns do not take variable annuity/life fees and expenses into account. Performance information current to the most recent month end is available by calling 1.800.826.2333.

Worldwide Real Estate Fund

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits that are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All reference to Fund assets refer to Total Net Assets.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

1 The S&P (Standard & Poor’s) 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the Index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor’s, is a total return index with dividends reinvested.

2 The Citigroup World Property Index is made up of nearly 400 real estate companies in approximately 20 countries, weighted according to each country’s total “float” (share total) of companies eligible for the Index.

3 The Morgan Stanley Capital International (MSCI) US REIT Index is calculated with dividends reinvested on a daily basis. The Index is a total return index of the most actively traded REITs in the U.S., and is designed to be a measure of real estate equity performance.

Worldwide Real Estate Fund

Geographical Weightings*
as of June 30, 2006 (unaudited)

Sector Breakdown*
as of June 30, 2006 (unaudited)

Diversified	36.7%
Apartments	12.4%
Hotels and Motels	11.5%
Office	10.9%
Regional Malls	6.0%
Industrial	2.7%
Forest Products	2.2%
Storage	1.8%
Healthcare	1.0%
Land	0.9%
Other	10.9%
Cash/Equivalents Plus
Other Assets Less Liabilities	3.0%

*Percentage of net assets.
Portfolio is subject to change.

Worldwide Real Estate Fund
Top Ten Equity Holdings as of June 30, 2006* (unaudited)

Multiplex Group
(Australia, 5.3%)

Multiplex Group is an integrated property group with operations in construction, property development, facilities management and investment management in Australia and New Zealand. The group also holds a portfolio of investment properties encompassing retail and commercial properties.

Lodgian, Inc.
(U.S., 5.2%)

Lodgian owns and operates full and mid-priced hotels in the United States and Canada. The company operates hotels under franchises such as Holiday Inn, Marriott, Hilton and Crowne Plaza.

Mitsubishi Estate Co. Ltd.
(Japan, 5.0%)

Mitsubishi Estate invests in real estate properties in Japan and the United States. The company leases, manages and develops commercial buildings in central Tokyo. Mitsubishi Estate also develops and sells residential properties and parking lots and manages recreational facilities including golf and tennis clubs.

Mitsui Fudosan Co. Ltd.
(Japan, 4.9%)

Mitsui Fudosan provides overall real estate services, such as leasing, subdivision, construction, sales and maintenance of office buildings and residential housing. The company also manufactures building materials, operates commercial facilities, including hotels and golf courses, and provides financial services.

Sumitomo Realty & Development Co. Ltd.
(Japan, 4.3%)

Sumitomo Realty & Development develops, manages, and sells houses and condominiums. The company also develops and manages real estate in overseas markets. Sumitomo undertakes infrastructure projects, manages real estate properties, provides financing services to its customers and operates fitness clubs and restaurants.

New Century Financial Corp.
(U.S., 4.1%)

New Century Financial is a full-service mortgage finance company that provides first and second mortgage products to borrowers nationwide through its operating subsidiaries.

Mills Corporation
(U.S., 4.1%)

The Mills Corporation owns, develops, leases, manages, and markets a portfolio of properties consisting of super-regional retail and entertainment-oriented centers under the Mills and Block names. Mills also owns community shopping centers.

Post Properties, Inc.
(U.S., 3.9%)

Post Properties develops and operates upscale multi-family apartment communities in the Southeastern and Southwestern United States. The company operates as a self-administered and self-managed real estate investment trust, whose primary business consists of developing and managing Post brand-name apartment communities for its own account.

Boston Properties, Inc.
(U.S., 3.5%)

Boston Properties develops, redevelops, acquires, manages, operates and leases office, industrial and hotel properties. The company has a significant presence in the Massachusetts, Washington, D.C., California, Maryland, New Jersey and Virginia markets.

Denny’s Corp.
(U.S., 3.2%)

Denny’s Corp. is a full-service family restaurant chain, operating directly and through franchisees. The company’s restaurants operate under the Denny’s name in the United States, Canada, Costa Rica, Guam, Mexico, New Zealand and Puerto Rico.

*Portfolio is subject to change.
Company descriptions courtesy of Bloomberg.com.

Worldwide Real Estate Fund
Explanation of Expenses (unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2006 to June 30, 2006.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Expenses Paid
		Beginning	Ending	During Period*
		Account Value	Account Value	January 1, 2006-
		January 1, 2006	June 30, 2006	June 30, 2006

Initial Class	Actual	$1,000.00	$1,124.20	$5.58
	Hypothetical (5% return before expenses)	$1,000.00	$1,019.54	$5.31

Class R1	Actual	$1,000.00	$1,123.70	$5.69
	Hypothetical (5% return before expenses)	$1,000.00	$1,019.44	$5.41

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended June 30, 2006) of 1.06% on the Initial Class shares and 1.08% on the Class R1 shares, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half-year period).

Worldwide Real Estate Fund
Schedule of Portfolio Investments
June 30, 2006 (unaudited)

No. of		Value
Country Shares	Securities	(Note 1)

Common Stocks:
AUSTRALIA 8.0%
61,324	Lend Lease Corp. Ltd. #	$637,017
500,000	Multiplex Group #	1,213,951

		1,850,968

CANADA 9.3%
22,250	Brookfield Properties Corp. (USD)	715,783
283,200	Killam Properties, Inc. † R	672,292
36,800	Mainstreet Equity Corp. †	253,839
39,400	Timberwest Forest Corp.
	(Stapled Units) R	506,133

		2,148,047

FRANCE 0.9%
1,250	Unibail #	217,782

GERMANY 2.0%
15,000	IVG Immobilien AG #	459,754

HONG KONG 3.9%
30,000	Cheung Kong Holdings Ltd. #	325,479
200,000	Hang Lung Properties Ltd. #	359,229
20,000	Sun Hung Kai Properties Ltd. #	204,168

		888,876

ITALY 0.9%
200,000	Beni Stabili S.p.A. #	203,366

JAPAN 16.7%
12,000	Goldcrest Co. Ltd. #	589,478
54,000	Mitsubishi Estate Co. Ltd. #	1,149,193
52,000	Mitsui Fudosan Co. Ltd. #	1,130,109
40,000	Sumitomo Realty &
	Development Co. Ltd. #	987,008

		3,855,788

SPAIN 3.7%
5,000	Inmobiliaria Colonial #	397,034
17,540	Inmobiliaria Urbis, S.A. #	455,580

		852,614

UNITED KINGDOM 3.1%
16,160	British Land Co. PLC #	376,907
10,562	Land Securities Group PLC #	349,992

		726,899

No. of		Value
Country Shares	Securities	(Note 1)

UNITED STATES 48.5%
45,000	Annaly Mortgage Management, Inc.	$576,450
10,000	Apartment Investment &
	Management Co. (Class A)	434,500
9,000	Boston Properties, Inc.	813,600
200,000	Denny’s Corp. †	738,000
30,000	Equity Inns, Inc	496,800
10,000	General Growth Properties, Inc.	450,600
20,300	Hilton Hotels Corp.	574,084
3,061	Host Hotels & Resorts, Inc.	66,944
10,000	Liberty Property Trust	442,000
84,400	Lodgian, Inc †	1,202,699
10,000	LTC Properties, Inc.	223,500
11,500	Mesabi Trust	213,325
35,000	Mills Corp.	936,250
20,000	MVC Capital Inc.	268,800
20,500	New Century Financial Corp.	937,875
20,000	Post Properties, Inc.	906,800
12,000	Prologis	625,440
5,500	Public Storage, Inc.	417,450
5,000	SL Green Realty Corp.	547,350
5,000	Starwood Hotels & Resorts
	Worldwide, Inc.
	(Paired Certificate)	301,700

		11,174,167

Total Common Stocks 97.0%
(Cost: $13,272,439)		22,378,261

See Notes to Financial Statements

Worldwide Real Estate Fund
Schedule of Portfolio Investments
June 30, 2006 (unaudited) (continued)

Short-Term	Date of	Interest	Value
Obligations 2.6%	Maturity	Rate	(Note 1)

Repurchase Agreement (Note 10):
Purchased on 6/30/06; maturity
value $591,212 (with State Street
Bank & Trust Co., collateralized
by $620,000 Federal Home Loan
Bank 4.375% due 9/17/10 with
a value of $603,333)
(Cost $591,000)	7/3/06	4.30%	$591,000

Total Investments 99.6%
(Cost: $13,863,439)			22,969,261
Other assets less
liabilities 0.4%			82,384

Net Assets 100.0%			$23,051,645

Summary of		Summary of
Investments	% of	Investments	% of
by Industry	Net	by Industry	Net
(unaudited)	Assets	(unaudited)	Assets

Apartments	12.4%	Office	10.9%
Diversified	36.7%	Other	10.9%
Forest Products	2.2%	Regional Malls	6.0%
Healthcare	1.0%	Storage	1.8%
Hotels and Motels	11.5%	Short-Term Obligations	2.6%
Industrial	2.7%	Other Assets Less
Land	0.9%	Liabilities	0.4%

			100.0%

† - Non-income producing
# - Indicates a fair valued security which has not been valued using an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value for fair valued securities is $9,056,047, which represented 39.3% of net assets.
R - All or a portion of the security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At
June 30, 2006, these securities are considered liquid and the market value amounted to $769,416 or 3.3% of total net assets.

Restricted securities held by the Fund are as follow:

	Acquisition		Acquisition		Value as % of
Security	Date	Shares	Cost	Value	Net Assets

Killam Properties, Inc.	11/11/03	270,000	$337,932	$640,956	2.8%
Timberwest Forest Corp.	1/24/02	10,000	69,361	128,460	0.5%

				$769,416	3.3%

See Notes to Financial Statements

Worldwide Real Estate Fund

Statement of Assets and Liabilities
June 30, 2006 (unaudited)
Assets:
Investments, at value (cost $13,863,439) (Note 1)		$22,969,261
Cash		694
Foreign currency (cost: $6,178)		6,178
Receivables:
Capital shares sold		17,547
Dividends and interest		132,541
Prepaid expenses and other assets		3,627

Total assets		23,129,848

Liabilities:
Payables:
Capital shares redeemed		15,195
Due to Adviser		48,866
Due to Trustees.		3,038
Accrued expenses		11,104

Total liabilities		78,203

Net Assets		$23,051,645

Initial Class Shares:
Net Assets		$17,056,613

Shares outstanding		1,054,772

Net asset value, redemption and offering price per share		$16.17

Class R1 Shares:
Net Assets		$5,995,032

Shares outstanding		372,602

Net asset value, redemption and offering price per share		$16.09

Net Assets consist of:
Aggregate paid in capital		$11,588,228
Unrealized appreciation of investments and foreign currency transactions		9,106,696
Undistributed net investment income		309,828
Undistributed net realized gain		2,046,893

		$23,051,645

Statement of Operations
Six Months Ended June 30, 2006 (unaudited)
Income (Note 1):
Dividends (net of foreign taxes withheld of $18,668)		$336,583
Interest		26,187

Total income		362,770
Expenses:
Management (Note 2)	$113,685
Transfer agency — Initial Class Shares	6,212
Transfer agency — R1 Class Shares	6,082
Custodian	5,846
Other	267

Total expenses	132,092
Expenses assumed by the Adviser (Note 2)	(10,910)

Net expenses		121,182

Net investment income		241,588

Realized and Unrealized Gain on Investments (Note 3):
Realized gain from security transactions		2,121,251
Realized gain from foreign currency transactions.		840
Change in unrealized appreciation of investments.		251,527
Change in unrealized appreciation of foreign denominated assets and liabilities		844

Net realized and unrealized gain on investments		2,374,462

Net Increase in Net Assets Resulting from Operations		$2,616,050

See Notes to Financial Statements

Worldwide Real Estate Fund

Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2006	2005

	(unaudited)
Change in Net Assets from:
Operations:
Net investment income	$241,588	$579,756
Realized gain from security transactions	2,121,251	6,327,714
Realized gain (loss) from foreign currency transactions	840	(5,419)
Change in unrealized appreciation of investments	251,527	(2,042,044)
Change in unrealized appreciation of foreign denominated assets and liabilities	844	(449)

Net increase in net assets resulting from operations	2,616,050	4,859,558

Distributions to shareholders from:
Net investment income
Initial Class Shares	(266,382)	(600,182)
Class R1 Shares	(89,065)	(65,302)

	(355,447)	(665,484)

Net realized gains
Initial Class Shares	(4,961,274)	(284,297)
Class R1 Shares	(1,658,797)	(30,932)

	(6,620,071)	(315,229)

Total distributions	(6,975,518)	(980,713)

Capital share transactions*:
Proceeds from sales of shares
Initial Class Shares	2,783,092	5,811,403
Class R1 Shares	910,281	2,425,449

	3,693,373	8,236,852

Reinvestment of distributions
Initial Class Shares	5,227,656	884,479
Class R1 Shares	1,747,862	96,234

	6,975,518	980,713

Cost of shares reacquired
Initial Class Shares	(4,180,821)	(21,476,519)
Class R1 Shares	(766,841)	(1,022,297)
Reimbursement of transaction costs (Note 12)	—	13,585
Redemption fees	163	1,473

	(4,947,499)	(22,483,758)

Net increase (decrease) in net assets resulting from capital share transactions	5,721,392	(13,266,193)

Total increase (decrease) in net assets	1,361,924	(9,387,348)
Net Assets:
Beginning of year	21,689,721	31,077,069

End of period (including undistributed net investment income of $309,828 and $422,847, respectively) .	$23,051,645	$21,689,721

* Shares of Beneficial Interest Issued and Reaquired (unlimited number of $.001 par value shares authorized):-
Initial Class Shares:
Shares sold	173,712	335,085
Reinvestment of distributions	339,458	53,122
Shares reacquired	(251,325)	(1,181,477)

Net increase (decrease)	261,845	(793,270)

Class R1 Shares:
Shares sold	55,142	136,011
Reinvestment of distributions	114,090	5,801
Shares reacquired	(48,149)	(54,967)

Net increase	121,083	86,845

See Notes to Financial Statements

Worldwide Real Estate Fund

Financial Highlights
For a share outstanding throughout each period:
	Initial Class Shares							Class R1 Shares

											For the Period
	Six Months							Six Months			May 1, 2004*
	Ended		Year Ended December 31,					Ended		Year Ended	through
	June 30,							June 30,		December 31,	December 31,
	2006		2005	2004	2003	2002	2001	2006		2005	2004

	(unaudited)							(unaudited)
Net Asset Value,
Beginning of Period	$20.78		$17.75	$13.24	$10.07	$10.87	$10.62	$20.72		$17.70	$13.55

Income (Loss) From
Investment Operations:
Net Investment Income	0.15		0.73	0.49	0.33	0.38	0.35	0.24		0.41	0.18
Net Realized and Unrealized
Gain (Loss) on Investments	2.09		2.86	4.24	3.06	(0.85)	0.20	1.98		3.17	3.97

Total from
Investment Operations	2.24		3.59	4.73	3.39	(0.47)	0.55	2.22		3.58	4.15

Less Distributions from:
Net Investment Income	(0.35)		(0.38)	(0.22)	(0.22)	(0.33)	(0.30)	(0.35)		(0.38)	—
Net Realized Gains	(6.50)		(0.18)	—	—	—	—	(6.50)		(0.18)	—

Total Distributions	(6.85)		(0.56)	(0.22)	(0.22)	(0.33)	(0.30)	(6.85)		(0.56)	—

Redemption fees	—	(c)	— (c)	— (c)	—	—	—	—	(c)	— (c)	—	(c)

Net Asset Value, End of Period	$16.17		$20.78	$17.75	$13.24	$10.07	$10.87	$16.09		$20.72	$17.70

Total Return (a)	12.42%		21.01%	36.21%	34.50%	(4.48)%	5.34%	12.37%		21.01%	30.63%

Ratios/Supplementary Data
Net Assets,
End of Period (000)	$17,057		$16,479	$28,163	$19,344	$15,309	$13,947	$5,995		$5,210	$2,915
Ratio of Gross Expenses to
Average Net Assets	1.13	%(d)	1.36%	1.45%	1.49%	1.48%	1.62%	1.24	%(d)	1.62%	2.46	%(d)
Ratio of Net Expenses to
Average Net Assets (b)	1.06	%(d)	1.10%	1.20%	1.49%	1.48%	1.50%	1.08	%(d)	1.10%	1.10	%(d)
Ratio of Net Investment
Income to Average
Net Assets	2.13	%(d)	1.99%	3.52%	2.68%	3.04%	4.17%	2.14	%(d)	2.23%	4.01	%(d)
Portfolio Turnover Rate	16%		22%	29%	19%	139%	74%	16%		22%	29%

(a)	Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any distributions at net asset value on the distribution payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Excluding interest expense, the ratio of net expenses to average net assets would be 1.46% for the Initial Class Shares for the year ended December 31, 2002. The ratio for all other periods shown would be unchanged if any interest expense incurred during those periods were excluded.
(c)	Amount represents less than $0.01 per share.
(d)	Annualized.
*	Inception date of Class R1 Shares.

See Notes to Financial Statements

Worldwide Real Estate Fund

Notes To Financial Statements (unaudited)

Note 1—Significant Accounting Policies—Van Eck Worldwide Insurance Trust (the “Trust”), organized as a Massachusetts business trust on January 7, 1987, is registered under the Investment Company Act of 1940, as amended. The Worldwide Real Estate Fund (the “Fund”) is a non-diversified fund of the Trust and seeks to maximize return by investing in equity securities of domestic and foreign companies that own significant real estate assets or that are principally engaged in the real estate industry. The Fund offers two classes of shares: shares that have been continuously offered since the inception of the Fund, the Initial Class and Class R1 shares that became available for purchase on May 1, 2004. The two classes are identical except Class R1 shares are, under certain circumstances, subject to a redemption fee on redemptions within 60 days. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts in the financial statements. Actual results could differ from those estimates.

A. Security Valuation—Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. Securities for which market values are not readily available, or whose values have been affected by events occurring before the Fund’s pricing time (4:00 p.m. Eastern Time) but after the close of the securities’ primary market, are valued using methods approved by the Board of Trustees. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. The price which the Fund may realize upon sale of an investment may differ materially from the value presented on the Schedule of Portfolio Investments. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market value. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates market value. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”) which reflects the differences in interest rates between the U.S. and foreign markets. Securities for which quotations are not available are stated at fair value as determined by a Pricing Committee of the Adviser appointed by the Board of Trustees. Certain factors such as economic conditions, political events, market trends and security specific information are used to determine the fair value for these securities.

B. Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies as of the close of each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gains and losses from foreign currency transactions.

D. Distributions to Shareholders—Distributions to shareholders from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts determined in accordance with U.S. generally accepted accounting principles.

E. Other—Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Dividends on foreign securities are recorded when the Funds are informed of such dividends. Realized gains and losses are calculated on the identified cost basis. Interest income, including amortization on premiums and discounts, is accrued as earned. Estimated foreign taxes that are expected to be withheld from proceeds at the sale of certain foreign investments are accrued by the Fund and decrease the unrealized gain on investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

Note 2—Management Agreement—Van Eck Associates Corp. (the “Adviser”) earns fees for investment management and advisory services provided to the Fund. The fee is based on an annual rate of 1.00% of the average daily net assets. The Adviser agreed to assume expenses exceeding 1.10% of the average daily net assets except for interest, taxes, brokerage commissions and extraordinary expenses for the period January 1, 2005 through April 30, 2007. For the six months ended June 30, 2006, the Adviser assumed expenses in the amount of $10,910. Certain of the officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation, the Distributor.

Note 3—Investments—For the six months ended June 30, 2006, purchases and sales of securities, other than U.S. government securities and short-term obligations, aggregated $3,490,353 and $4,538,762 respectively.

The identified cost of investments owned at June 30, 2006 was $13,863,439 and net unrealized appreciation aggregated $9,105,822 of which $9,434,149 related to appreciated securities and $328,327 related to depreciated securities.

Worldwide Real Estate Fund

Notes To Financial Statements (unaudited) (continued)

Note 4—Income Taxes—The tax character of distributions paid to shareholders were as follows:

	During the Six	During the
	Months Ended	Year Ended
	June 30, 2006	December 31, 2005

Ordinary income	$870,794	$796,829
Long term capital gains	6,104,724	183,884

Total	$6,975,518	$980,713

Note 5—Concentration of Risk—The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

At June 30, 2006, the aggregate shareholder accounts of two insurance companies own approximately 50% and 30% of the Initial Class shares and the aggregate shareholder accounts of one insurance company owns approximately 99% of the Class R1 shares.

Note 6—Warrants—The Fund may invest in warrants whose values are linked to indices or underlying instruments. The Fund may use these warrants to gain exposure to markets that might be difficult to invest in through conventional securities. Warrants may be more volatile than their linked indices or underlying instruments. Potential losses are limited to the amount of the original investment.

Note 7—Forward Foreign Currency Contracts—The Fund may buy or sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities. The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligations or there are unanticipated movements of the foreign currency relative to the U.S. dollar. Realized gains and losses from forward foreign currency contracts are included in realized gains and losses from foreign currency transactions on the Statement of Operations. At June 30, 2006, the Fund had no forward foreign currency contracts outstanding.

Note 8—Trustee Deferred Compensation Plan—The Trust established a Deferred Compensation Plan (the “Plan”) for Trustees. Commencing January 1, 1996, the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The Fund’s contributions to the Plan are limited to the amount of fees earned by the participating Trustees. The fees otherwise payable to the participating Trustees are invested in shares of the Van Eck Funds as directed by the Trustees and are reflected in the accompanying Statement of Assets and Liabilities.

Note 9—Bank Line of Credit—The Trust may participate with other funds managed by the Adviser (the “Van Eck Funds”) in a $10 million committed credit facility (“Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Van Eck Funds, including the Fund, at the request of the shareholders and other temporary or emergency purposes. The Van Eck Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Van Eck Funds at rates based on prevailing market rates in effect at the time of borrowings. During the six months ended June 30, 2006, there were no borrowings by the Fund under the Facility.

Note 10—Repurchase Agreement—Collateral for repurchase agreements, in the form of U.S. government obligations, the value of which must be at least 102% of the underlying repurchase agreement, is held by the Fund’s custodian. In the remote chance the counterparty should fail to complete the repurchase agreement, realization and retention of the collateral may be subject to legal proceedings and the Fund would become exposed to market fluctuations on the collateral.

Note 11—Regulatory Matters—In connection with their investigations of practices identified as “market timing” and “late trading” of mutual fund shares, the Office of the New York State Attorney General (“NYAG”) and the United States Securities and Exchange Commission (“SEC”) have requested and received information from the Adviser. The investigations are ongoing, and the Adviser is continuing to cooperate with such investigations. If it is determined that the Adviser or its affiliates engaged in improper or wrongful activity that caused a loss to a Fund, the Board of Trustees of the Funds will determine the amount of restitution that should be made to a Fund or its shareholders. At the present time, the amount of such restitution, if any, has not been determined.

In July 2004, the Adviser received a “Wells Notice” from the SEC in connection with the SEC’s investigation of market-timing activities. This Wells Notice informed the Adviser that the SEC staff is considering recommending that the SEC bring a civil or administrative action alleging violations of the U.S. securities laws against the Adviser and two of its senior officers.

There cannot be any assurance that if the SEC or NYAG were to assess sanctions against the Adviser, such sanctions would not materially and adversely affect the Adviser.

Note 12—Reimbursement to the Fund—In connection with a full redemption of its shares in the Fund by an insurance company during 2005, the Fund was reimbursed for the transaction costs of $13,585 incurred in selling securities to meet the redemption.

Van Eck Worldwide Insurance Trust

Worldwide Bond Fund

Worldwide Emerging Markets Fund

Worldwide Hard Assets Fund

Worldwide Real Estate Fund

Approval of Advisory Agreements

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a Fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the Board of Trustees (the “Board”), including by a vote of a majority of the Trustees who are not “interested persons” of the Funds (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

In considering the renewal of the investment advisory agreements, the Board, comprised exclusively of Independent Trustees, reviewed and considered information that had been provided by Van Eck Associates Corporation, the Funds’ Adviser (the “Adviser”), throughout the year at regular Board meetings, as well as information furnished for the meetings of the Board held on June 13 and 14, 2006 to specifically consider the renewal of each Fund’s investment advisory agreement. This information included, among other things, the following:

  Information about the overall organization of the Adviser and the Adviser’s short-term and long-term business plan with respect to its mutual fund operations;

  The Adviser’s consolidated financial statements for the past 3 fiscal years;

  A description of the advisory agreements with the Funds, their terms and the services provided under each agreement;

  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the Funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
  Presentations by the Adviser’s key investment personnel with respect to the Adviser’s investment strategies and general investment outlook in relevant markets, and the resources available to support the implementation of such investment strategies;

  An independently prepared report comparing the management fees and non- investment management expenses of each Fund during its fiscal year ended December 31, 2005 with those of (i) the universe of funds with a similar investment strategy, offered in connection with variable insurance products (the “Expense Universe”), and (ii) a sub-group of the Expense Universe consisting of funds of comparable size and fees and expense structure (the “Peer Group”);

  An independently prepared report comparing each Fund’s annualized investment performance for the one- through five-year periods ended December 31, 2005 with those of (i) the universe of funds with a similar investment strategy, offered in connection with variable insurance products (the “Performance Universe”), (ii) its Peer Group, and (iii) appropriate benchmark indices as identified by an independent data provider;

  An analysis of the profitability of the Adviser with respect to the services it provides to each Fund and the Van Eck complex of mutual funds as a whole;

  Information regarding other accounts and investment vehicles managed by the Adviser, their investment strategy, the net assets under management in each such account and vehicle, and the individuals that are performing investment

Van Eck Worldwide Insurance Trust

Approval of Advisory Agreements (continued)

  management functions with respect to each such account and vehicle;

  Information concerning the Adviser’s compliance program, the resources devoted to compliance efforts undertaken by the Adviser and its affiliates on behalf of the Funds, and reports regarding a variety of compliance-related issues;

  Reports with respect to the Adviser’s brokerage practices, including the benefits received by the Adviser from research acquired with soft dollars; and

  Other information provided by the Adviser in its response to a comprehensive questionnaire prepared by independent legal counsel on behalf of the Independent Trustees.

In considering whether to approve the investment advisory agreements, the Board evaluated the following factors: (1) the quality, nature, cost and character of the investment management as well as the administrative and other non-investment management services provided by the Adviser and its affiliates; (2) the nature, quality and extent of the services performed by the Adviser in interfacing with, and monitoring the services performed by, third parties, such as the Funds’ custodian, transfer agent, sub-accounting agent and independent auditors, and the Adviser’s commitment and efforts to review the quality and pricing of third party service providers to the Funds with a view to reducing non-management expenses of the Funds; (3) the terms of the advisory agreements and the reasonableness and appropriateness of the particular fee paid by each Fund for the services described therein; (4) the Adviser’s willingness to subsidize the operations of the Funds from time to time by means of waiving a portion of its management fees or paying expenses of the Funds; (5) the services, procedures and processes used to determine the value of Fund assets, and the actions taken to monitor and test the effectiveness of such services, procedures and processes; (6) the ongoing efforts of, and resources devoted by, the Adviser with respect to the development of a comprehensive compliance program and written compliance policies and procedures, and the implementation of recommendations of independent consultants with respect to a variety of compliance issues; (7) the responsiveness of the Adviser and its affiliated companies to inquiries from, and examinations by, regulatory agencies such as the SEC, the NASD and the office of the New York Attorney General (“NYAG”); (8) the Adviser’s record of compliance with its policies and procedures; and (9) the ability of the Adviser to attract and retain quality professional personnel to perform investment advisory and administrative services for the Funds.

The Board considered the fact that the Adviser has received a Wells Notice from the SEC in connection with on-going investigations concerning market timing and related matters. The Board determined that the Adviser continues to cooperate with the SEC, the NYAG and the Board in connection with these matters and that the Adviser has taken appropriate steps to implement policies and procedures reasonably designed to prevent harmful market timing activities by investors in the Funds. In addition, the Board concluded that the Adviser has acted in good faith in providing undertakings to the Board to make restitution of damages, if any, that may have resulted from any prior wrongful actions of the Adviser and that it would be appropriate to permit the SEC and the NYAG to bring to conclusion their pending regulatory investigations prior to the Board making any final determination of its own with respect to these same matters.

The Board considered the fact that the Adviser is managing other investment products and vehicles, including hedge funds and separate accounts, that invest in the same financial markets and are managed by the same investment professionals according to a similar investment strategy as certain of the Funds. The Board concluded that the management of these products contributes to the Adviser’s financial stability and is helpful to the Adviser in attracting and retaining quality portfolio management personnel for the Funds. In addition, the Board concluded that the

Van Eck Worldwide Insurance Trust

Approval of Advisory Agreements (continued)

Adviser has established appropriate procedures to monitor conflicts of interest involving the management of the Funds and the other products and for resolving any such conflicts of interest in a fair and equitable manner.

In evaluating the investment performance and fees and expenses of each Fund, the Board considered the specific factors set forth below. The Board concluded, with respect to each Fund, that the performance of the Fund is satisfactory, and that the management fee charged to, and the total expense ratio of, the Fund are reasonable. In reaching its conclusions the Board took specific note of the following information with respect to each Fund:

Worldwide Bond Fund

The Board noted that: (1) the Fund had outperformed its Performance Universe average for the annualized four-year period ended December 31, 2005; (2) the Adviser has agreed to waive from May 2006 through April 2007 a portion of its management fee such that the Fund’s overall expense ratio will be capped at 1.10%; and (3) the Fund’s expense ratio, while higher than the median for its Peer Group, is within the range of expense ratios for its Peer Group and is not unreasonable in view of the relatively small size of the Fund and the nature of the global investment strategy used to pursue the Fund’s objective.

Worldwide Emerging Markets Fund

The Board noted that: (1) the Fund had outperformed its Performance Universe average and its benchmark index for the annualized two- through five-year periods ended December 31, 2005; (2) the Adviser has agreed to waive, and will continue to waive through April 2007, a portion of its management fee; and (3) the Fund’s overall management fee and expense ratio, net of fee waivers, were lower than the median for its Peer Group.

Worldwide Hard Assets Fund

The Board noted that: (1) the Fund had outperformed its Performance Universe average for the annualized one- through five-year periods ended December 31, 2005 and was in the top quintile of its Performance Universe for the annualized one- through four-year periods ended December 31, 2005; (2) the Adviser has agreed to waive from May 2006 through April 2007 a portion of its management fee such that the Fund’s overall expense ratio will be capped at 1.20%; and (3) the Fund’s expense ratio is higher than the median for its Peer Group, but within the range of expense ratios for its Peer Group.

Worldwide Real Estate Fund

The Board noted that: (1) the Fund had outperformed its Performance Universe average, and was in the top quintile for its Performance Universe, for the annualized one- through three-year periods ended December 31, 2005; (2) the Adviser has agreed to waive, and will continue to waive through April 2007, a portion of its management fee; (3) the Fund’s overall management fee during 2005, net of fee waivers, was lower than the median for its Peer Group; and (4) the Fund’s expense ratio, net of fee waivers, was higher than the median for its Peer Group, but within the range of expense ratios for its Peer Group.

The Board considered the profits, if any, realized by the Adviser from managing the Funds, in light of the services rendered and the costs associated with providing such services, and concluded that the profits realized by the Adviser from managing the Funds are not excessive. In this regard, the Board also considered the extent to which the Adviser may realize economies of scale as each Fund grows, and whether each Fund’s fee levels reflect these economies of scale for the benefit of shareholders. The Board concluded that, with respect to Worldwide Bond Fund and Worldwide Hard Assets Fund, the advisory fee breakpoints in place will allow the Funds to share the benefits of economies of scale as they grow in a fair and equitable manner. The Board also concluded that neither of Worldwide Emerging Markets Fund nor the Worldwide Real Estate Fund currently has sufficient assets, or in the foreseeable future is likely to have sufficient assets, for the Adviser to realize material benefits from economies of scale,

Van Eck Worldwide Insurance Trust

Approval of Advisory Agreements (continued)

and, therefore, the implementation of breakpoints would not be warranted at this time for either Fund.

The Board did not consider any single factor as controlling in determining whether or not to renew the investment advisory agreement. Nor are the items described herein all of the matters considered by the Board. Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by the advice of its independent counsel, the Board concluded that the renewal of the investment advisory agreements, including the fee structures (described herein) is in the interests of shareholders, and accordingly, the Board approved the continuation of the advisory agreements for an additional one-year period.

Van Eck Worldwide Insurance Trust
Worldwide Real Estate Fund

On March 9, 2006, at a Special Meeting of Shareholders, the following proposals were voted:

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

1. To elect the following nominees as Trustees:

Richard C. Cowell
Affirmative	1,013,715.488	97.418%	97.895%
Withhold	21,792.684	2.094%	2.105%
TOTAL	1,035,508,172	99.512%	100.000%

Jon Lukomnik
Affirmative	1,013,715.488	97.418%	97.895%
Withhold	21,792.684	2.094%	2.105%
TOTAL	1,035,508.172	99.512%	100.000%

David J. Olderman
Affirmative	1,013,715.488	97.418%	97.895%
Withhold	21,792.684	2.094%	2.105%
TOTAL	1,035,508.172	99.512%	100.000%

Ralph F. Peters
Affirmative	1,013,715.488	97.418%	97.895%
Withhold	21,792.684	2.094%	2.105%
TOTAL	1,035,508.172	99.512%	100.000%

Wayne H. Shaner
Affirmative	1,013,715.488	97.418%	97.895%
Withhold	21,792.684	2.094%	2.105%
TOTAL	1,035,508.172	99.512%	100.000%

R. Alastair Short
Affirmative	1,013,715.488	97.418%	97.895%
Withhold	21,792.684	2.094%	2.105%
TOTAL	1,035,508.172	99.512%	100.000%

Richard D. Stamberger
Affirmative	1,013,715.488	97.418%	97.895%
Withhold	21,792.684	2.094%	2.105%
TOTAL	1,035,508.172	99.512%	100.000%

Van Eck Worldwide Insurance Trust
Worldwide Real Estate Fund

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

2. To modify or eliminate fundamental investment restrictions to modernize the investment restrictions of the Funds:

(2A) Borrowing
Affirmative	959,551,525	92.212%	92.665%
Against	22,065.244	2.121%	2.131%
Abstain	53,891.403	5.179%	5.204%
TOTAL	1,035,508.172	99.512%	100.000%

(2B) Underwriting
Affirmative	959,551.525	92.212%	92.665%
Against	22,065.244	2.121%	2.131%
Abstain	53,891.403	5.179%	5.204%
TOTAL	1,035,508.172	99.512%	100.000%

(2C) Lending
Affirmative	959,551.525	92.212%	92.665%
Against	22,065.244	2.121%	2.131%
Abstain	53,891.403	5.179%	5.204%
TOTAL	1,035,508.172	99.512%	100.000%

(2D) Senior securities
Affirmative	959,551.525	92.212%	92.665%
Against	22,065.244	2.121%	2.131%
Abstain	53,891.403	5.179%	5.204%
TOTAL	1,035,508.172	99.512%	100.000%

(2E) Real estate
Affirmative	959,551.525	92.212%	92.665%
Against	22,065.244	2.121%	2.131%
Abstain	53,891.403	5.179%	5.204%
TOTAL	1,035,508.172	99.512%	100.000%

(2F) Real estate limited partnerships, oil, gas, and minerals
Affirmative	959,551.525	92.212%	92.665%
Against	22,065.244	2.121%	2.131%
Abstain	53,891.403	5.179%	5.204%
TOTAL	1,035,508.172	99.512%	100.000%

Van Eck Worldwide Insurance Trust
Worldwide Real Estate Fund

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

(2G) Investing for the purposes of exercising control
Affirmative	959,551.525	92.212%	92.665%
Against	22,065.244	2.121%	2.131%
Abstain	53,891.403	5.179%	5.204%
TOTAL	1,035,508.172	99.512%	100.000%

(2H) Commodities
Affirmative	957,571.491	92.022%	92.474%
Against	24,045.278	2.311%	2.322%
Abstain	53,891.403	5.179%	5.204%
TOTAL	1,035,508.172	99.512%	100.000%

(2I) Concentration
Affirmative	957,571.491	92.022%	92.474%
Against	24,045.278	2.311%	2.322%
Abstain	53,891.403	5.179%	5.204%
TOTAL	1,035,508.172	99.512%	100.000%

See Notes to Financial Statements

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
99 Park Avenue, New York, NY 10016
www.vaneck.com
Account Assistance:	1.800.544.4653

This report must be preceded or accompanied by a Van Eck Worldwide Insurance Trust Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Fund’s Board of Trustees/Officers and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 1.800.826.2333, or by visiting www.vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.800. SEC.0330. The Fund’s complete schedule of portfolio holdings is also available by calling 1.800.826.2333 or by visiting www.vaneck.com.

Item 2. CODE OF ETHICS.

     Not applicable.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     Not applicable.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     Not applicable.

Item 6. SCHEDULE OF INVESTMENTS.

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     No changes.

Item 11. CONTROLS AND PROCEDURES.

(a)  The Chief Executive Officer and the Chief Financial Officer have concluded that the Worldwide Real Estate Fund disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Worldwide
     Real Estate Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no significant changes in the registrant's internal controls over financial reporting or in other factors that could significantly affect these controls over financial reporting subsequent to the date of our evaluation.

Item 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) WORLDWIDE INSURANCE TRUST - WORLDWIDE REAL ESTATE FUND

By (Signature and Title) /s/ Bruce J. Smith, SVP & CFO
                         -----------------------------
Date August 28, 2006
     ---------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Keith J. Carlson, CEO
                        ---------------------------

Date August 28, 2006
     ---------------

By (Signature and Title) /s/ Bruce J. Smith, CFO
                        ------------------------
Date August 28, 2006
     ---------------